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                                                                     EXHIBIT 4.4

                           [LOGO] HALL KINION
                                  The Staffing Solutions People

         [Number]                                          [Shares]

INCORPORATED UNDER THE LAWS OF                    SEE REVERSE FOR STATEMENTS
   THE STATE OF DELAWARE                       RELATING TO RIGHTS, PREFERENCES,
                                             PRIVILEGES AND RESTRICTIONS, IF ANY

                                                    CUSIP 409069 10 4
This Certifies that


is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                        PAR VALUE $.001 PER SHARE, OF

                       HALL, KINION & ASSOCIATES, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

       /s/ Martin A. Kropelnicki                     /s/ Brenda C. Ha1l

VICE PRESIDENT, CHIEF FINANCIAL OFFICER             CHAIRMAN OF THE BOARD
       AND CORPORATE SECRETARY                   AND CHIEF EXECUTIVE OFFICER

                              [CORPORATE SEAL]

                                              COUNTERSIGNED AND REGISTERED:
                                                U.S. STOCK TRANSFER CORPORATION
                                                    TRANSFER AGENT AND REGISTRAR

                                                BY:_____________________________
                                                            AUTHORIZED SIGNATURE
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        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT --             Custodian
                     _________________________________
                        (Cust.)              (Minor)
                     Under Uniform Gifts to Minors
                     Act______________________________
                                  (State)
UNIF TRF MIN ACT  -- ___________Custodian (Until age ________________)
                       (Cust.)
                     ___________under Uniform Transfers
                       (Minor)
                     to Minors Act____________________________________
                                              (State)

    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

FOR VALUE RECEIVED, ______________________ hereby sell assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         [                ]

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________
_____________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________________________

                                    X__________________________________________

                                    X__________________________________________
                                     THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                         NOTICE: THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 7AQ-10.